UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D. C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

STEELE RECORDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	75-3232682
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

3504 South 5175 West, Cedar City, Utah	84720
(Address of principle executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock, Par Value $.001	OTC-BB

If this form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is

Effective pursuant to General Instruction A. (c) check the following box  [   ]

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is

Effective pursuant to General Instruction A. (d) check the following box  [X]

Securities Act registration statement file number to which this form relates:    333-143970

Securities to be registered pursuant to Section 12)g) of the Act:

75,000,000 Shares of Common Stock, Par Value $.001
INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.

Common Stock, 75,000,000 Shares authorized, par value $.001.

Item 2.  Exhibits

None

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Steele Recording Corporation

By:  /s/ Mack Steele
Mack Steele
Chief Executive Officer
President and Chief Financial Officer